                                                                    EXHIBIT 10.5
                                                                    ------------

                               LPA HOLDING CORP.

                               AMENDMENT NO. 1 TO
                               ------------------

               1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
               -------------------------------------------------
                                  (the "Plan")
                                        ----


1.1  AMENDMENT

     (a) Section 4(b) of the Plan is hereby amended by deleting the proviso after the semicolon and replacing it with the following language:

           "provided that no Person employed by CB Capital Investors, L.P., CB Capital Investors, Inc. or any of their respective partners or stockholders may be an Optionee under this Plan."

1.2  MISCELLANEOUS PROVISIONS

     (a) Except as modified by this Amendment, the Plan shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Agreement or any of the instruments or documents referred to in the Plan and shall not prejudice any right or rights which the parties thereunder may now or hereafter have under or in connection with the Plan or any of the instruments or documents referred to therein.

     (b) This Amendment shall be governed and construed in accordance with the laws of the State of New York




                                       1